UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2025

Mercantile Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBWM	The Nasdaq Stock Market LLC

Item 8.01	Other Events

As previously announced, on July 22, 2025, Mercantile Bank Corporation (“Mercantile”) and Eastern Michigan Financial Corporation (“Eastern”) entered into an Agreement and Plan of Merger (as amended by the First Amendment dated October 5, 2025, the “Merger Agreement”), pursuant to which Eastern will merge with and into Shamrock Merger Sub LLC, a wholly-owned acquisition subsidiary of Mercantile (the “Merger Sub”), with the Merger Sub as the surviving entity. Immediately thereafter, Merger Sub will be merged upstream into Mercantile, with Mercantile as the surviving entity (collectively, the “Merger”). Following the Merger, Mercantile will operate for a period of time as a two-bank holding company. The newly acquired Eastern Michigan Bank will operate alongside Mercantile’s existing bank, Mercantile Bank, until the first quarter of 2027, at which time Mercantile plans to consolidate Eastern Michigan Bank into Mercantile Bank.

On December 16, 2025, Mercantile and Eastern issued a joint press release announcing receipt of all required regulatory approvals for the Merger. Subject to Eastern shareholder approval and the satisfaction of remaining closing conditions, the Merger is currently expected to be completed on December 31, 2025.

A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Information in this Current Report on Form 8-K, other than statements of historical fact, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods.  Any such statements are based on current expectations that involve a number of risks and uncertainties.  Actual results may differ materially from the results expressed in forward-looking statements.  Factors that might cause such a difference include, among others, the possibility of a failure to receive shareholder approval from Eastern shareholders approving the Merger, the possibility of a failure of any of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in completing the Merger or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. Additional factors that could affect future results of Mercantile can be found in Mercantile’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K (and any amendments to those documents), in each case filed with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.  Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release dated December 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles Christmas
Charles E. Christmas Executive Vice President, Chief Financial Officer and Treasurer

Date: December 16, 2025

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